UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 17, 2005
                Date of Report (Date of earliest event reported)


                                   NICOR INC.
            (Exact name of registrant as specified in its charter)


           Illinois                   1-7297                36-2855175
   (State or other jurisdiction     (Commission          (I.R.S. Employer
        of incorporation)           File Number)      Identification Number)


                                 1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement

Compensation of Officers

On March 17, 2005, the Compensation Committee of the Company approved changes in the compensation of the following officers, effective as of March 17, 2005:

     Officer           Title            New Base    Stock Options   Performance
                                      Compensation                     Units
-------------------------------------------------------------------------------

Russ M. Strobel     Chief Executive      $600,000      77,500          450,000
                    Officer and
                    President

Richard L. Hawley   Executive Vice       $360,000      32,600          189,000
                    President and
                    Chief Financial
                    Officer

Paul C. Gracey, Jr. Vice President,      $280,000      15,700           91,000
                    General Counsel
                    and Secretary

Daniel R. Dodge     Senior Vice          $257,000      14,400           84,000
                    President
                    Diversified
                    Ventures and
                    Corporate Planning

Stock Option Grants

On March 17, 2005, the Company awarded incentive stock options with an exercise price of $37.23, the closing price of the Company's common stock on that date, to the officers and amounts listed above. The Company is filing as an exhibit to this report a form of non-qualified stock option agreement applicable to all employees who received stock option grants, including the officers listed above and its terms are incorporated herein by reference. The form implements certain terms of the Company's 2005 Long-Term Incentive Program filed as an exhibit to this report.

Performance Units

On March 17, 2005, the Company awarded performance units to the officers and amounts listed above. The Company is filing as an exhibit to this report a form of performance cash unit agreement applicable to all employees who received performance cash units, including the officers listed above as an exhibit to this report and its terms are incorporated herein by reference. The form implements certain terms of the Company's 2005 Long-Term Incentive Program.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number     Description
-------    -----------

10.01      Non-Qualified Stock Option Agreement Form
10.02      Performance Cash Unit Agreement Form
10.03      2005 Long-Term Incentive Program


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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date       March 23, 2005           /s/ Paul C. Gracey, Jr.
         ------------------         -----------------------
                                    Paul C. Gracey, Jr.
                                    Vice President, General Counsel
                                    and Secretary



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Exhibit Index

 Exhibit
 Number              Description of Document
--------   --------------------------------------------------------------------

10.01      Non-Qualified Stock Option Agreement Form

10.02      Performance Cash Unit Agreement Form

10.03      2005 Long-Term Incentive Program